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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement No. 333- 30985 of Coinstar, Inc. on Form S-8 of our report dated February 5, 1999, included in this Annual Report on Form 10-K of Coinstar, Inc. for the year ended December 31, 1998.

/s/ DELOITTE & TOUCHE LLP
Seattle, Washington
March 27, 1999